UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 19, 2011
______________

CHINA JO-JO DRUGSTORES, INC.
(Exact name of registrant as specified in Charter)
Nevada	001-34711	98-0557852
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
Room 507-513, 5th Floor, A Building, Meidu Plaza Gongshu District, Hangzhou Zhejiang Province People’s Republic of China
(Address of Principal Executive Offices)

+86 (571) 88077078
(Issuer Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanation

The registrant is filing this Current Report on Form 8-K/A (the “Form 8-K/A”) to amend and restate the information in Item 4.01 of its Current Report on Form 8-K filed on April 25, 2011 (the “Original Filing”), primarily to describe the extent, if any, of its consultation with its new auditors regarding the matters set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K during the period after March 31, 2010 through the engagement of the new auditors on April 19, 2011.

Item 4.01	Change in Registrant’s Certifying Accountant

The registrant terminated Frazer Frost, LLP (“Frazer Frost”) as its independent auditors effective as of April 19, 2011.  This action was approved by the Audit Committee of the registrant’s Board of Directors (the “Board”) and ratified by the Board.

The reports of Frazer Frost on the registrant’s financial statements as of March 31, 2010 and 2009 and for the years ended March 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the registrant’s financial statements for the fiscal periods ended March 31, 2010 and 2009, and through April 19, 2011, there were: (i) no disagreements between the registrant and Frazer Frost on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Frazer Frost, would have caused Frazer Frost to make reference to the subject matter of the disagreement in its reports on the registrant’s financial statements for such periods, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

On April 19, 2011, the registrant engaged Friedman, LLP (“Friedman”) as its independent registered accounting firm.  During its two most recent fiscal periods ended March 31, 2010 and 2009, and the subsequent interim period through the engagement of Friedman on April 19, 2011, the registrant did not consult with Friedman on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the registrant’s financial statements, and Friedman did not provide either a written report or oral advice to the registrant that was an important factor considered by the registrant in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The registrant provided Frazer Frost a copy of the disclosures contained herein and requested that Frazer Frost furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Frazer Frost agrees with its statements in this Item 4.01.  A copy of the letter dated May 19, 2011, furnished by Frazer Frost in response to such request, is filed as Exhibit 16.1 to this Form 8-K/A.

Item 9.01	Financial Statement and Exhibits.

(d)	EXHIBITS

Exhibit Number	Description

16.1	Letter from Frazer Frost, LLP dated May 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

China Jo-Jo Drugstores, Inc.
Date:	May 19, 2011	(Registrant)

		By:	/s/ Bennet P. Tchaikovsky
Bennet P. Tchaikovsky
Chief Financial Officer